UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Report”) supplements (i) the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2025 (the “July Form 8-K”) by Spire Global, Inc. (the “Company”) disclosing, among other things, that on July 15, 2025, PricewaterhouseCoopers LLP (“PwC”) notified the Company of its resignation as the Company’s independent registered public accounting firm, effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “Quarterly Report”) with the Securities and Exchange Commissions (the “SEC”), and (ii) the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2025 (the “September Form 8-K,” and together with the July Form 8-K, the “Original Form 8-Ks”) by the Company disclosing, among other things, the engagement by the Audit Committee of the Board of Directors of the Company of KPMG LLP (“KPMG”), effective upon the filing of the Quarterly Report with the SEC, to serve as the Company’s independent registered public accounting firm.

This Report is being filed now that the filing of the Quarterly Report is complete. This Report does not amend or change any of the information previously disclosed in the Original Form 8-Ks.

Item 4.01. Changes in Registrant’s Certifying Accountant.

Resignation of Prior Independent Registered Public Accounting Firm

The following disclosure supplements the July Form 8-K:

On November 3, 2025 (the “Effective Date”), the Company filed the Quarterly Report, and PwC’s resignation was effective immediately thereafter. The audit reports of PwC on the Company’s consolidated financial statements for the Company’s fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that each such report contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through the Effective Date, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with PwC’s reports on the Company’s financial statements.

During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through the Effective Date, the only “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) were PwC’s communication to the Company of the material weakness in disclosure controls and procedures disclosed in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2024 (the “2024 Form 10-K/A”), and the material weaknesses in internal control over financial reporting disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023 (the “2023 Form 10-K/A”), the 2024 Form 10-K/A and the Quarterly Report. Descriptions of the foregoing material weaknesses under the headings (i) “Material Weaknesses in Internal Control over Financial Reporting” in Part I, Item 4. “Controls and Procedures” in the Quarterly Report, (ii) “Management's Report on Internal Control over Financial Reporting” in Part II, Item 9A. “Controls and Procedures” in the 2023 Form 10-K/A and the 2024 Form 10-K/A, (iii) “Evaluation of Disclosure Controls and Procedures” in Part II, Item 9A. “Controls and Procedures” in the 2024 Form 10-K/A, and (iv) “Material Weaknesses in Internal Control over Financial Reporting” in Part II, Item 9A. “Controls and Procedures” in the 2023 Form 10-K are incorporated herein by reference.

The Company has provided PwC with a copy of the disclosures made in this Report prior to its filing with the SEC and requested that PwC furnish the Company with a letter addressed to the SEC stating whether PwC agrees with the statements made herein. A copy of PwC’s letter is attached as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

The following disclosure supplements the September Form 8-K:

On the Effective Date, immediately following the filing of the Quarterly Report, KPMG’s engagement as the Company’s independent registered public accounting firm for the year-end audit for the fiscal year ending December 31, 2025 commenced.

During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through the Effective Date, neither the Company nor anyone acting on its behalf consulted KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated November 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	November 5, 2025	By:	/s/ Theresa Condor
		Name: Title:	Theresa Condor President and Chief Executive Officer